SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 20, 2001


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                            2-22791                           15-0277720
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(State or other jurisdiction       (Commission                     (IRS Employer
 of incorporation)                  File Number)             Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code (315) 449-6436









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ITEM 5.  OTHER EVENTS (IN 000'S)

On August 20, 2001, Agway Inc. (the "Company") announced its financial results for the fiscal year ended June 30, 2001, as detailed in the press release attached as an exhibit to this Form 8-K and incorporated herein by reference. Based on these June 30, 2001 financial results, Agway determined that it was in violation of certain of its financial covenants contained in its primary $175 million credit agreement (the "Credit Agreement") because it had not maintained the required minimum level of EBITDA (earnings before interest, tax, depreciation, and amortization) and the minimum ratios of EBITDA to fixed charges and interest on senior debt. The Company has notified the lenders under the Credit Agreement, has formally requested a waiver of these violations, and has asked for amendments to change the covenants to agreed upon levels as of June 30, 2001, and for each of the following four quarters through June 30, 2002. Although the Company believes that it will receive a waiver of these violations and that certain of the financial covenants in the Credit Agreement will be amended in a manner acceptable to the Company, there can be no assurance that the requested waiver or amendments will be obtained or, if obtained, that no additional requirements will be imposed on the Company under the Credit Agreement. Failure to receive such waiver or amended covenants could affect its ability to borrow under the Credit Agreement and/or restrict its operations going forward.











CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward-looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," and "anticipate" and similar expressions identify forward-looking statements.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Exhibit

The following is a complete list of exhibits filed as part of this report:

No.
--

99        Additional exhibits


          Press release relating to Agway Inc. dated Monday, August 20, 2001.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AGWAY INC.
                                           (Registrant)



 Date   August 20, 2001                    By         /s/ PETER J. O'NEILL
       -------------------                    ----------------------------------
                                                     Peter J. O'Neill
                                                   Senior Vice President
                                                     Finance & Control
                                              (Principal Financial Officer and
                                                  Chief Accounting Officer)
















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